LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”)

Supplement dated January 8, 2024 to the Currently Effective Statements of Additional Information (each an “SAI”) for each series (the “Funds”) of the Trust

This Supplement updates certain information about the Funds. You may obtain a copy of the Funds’ Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAIs.

As of December 31, 2023, Gary D. Lemon, Ph.D., and Charles I. Plosser have retired as Independent Trustees to the Trust.

All SAIs are amended as follows:

1.	In accordance with the Trust’s retirement policy, Dr. Lemon and Mr. Plosser retired from the Board effective December 31, 2023, after dutifully serving on the Board since 2006 and 2018, respectively.

2.	All references to Gary D. Lemon, Ph.D., and Charles I. Plosser will be deleted in their entirety.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SAI AND OTHER IMPORTANT RECORDS